UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022

Green Giant Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GGE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Entry into Management Services Agreement

Green Giant Ltd., a Delaware corporation (“Green Giant”) a wholly owned subsidiary of Green Giant Inc. (the “Company”), entered into certain Management Services Agreement (the “Agreement”) by and among Green Giant, Incrementum Management LLC (the “Consultant”), and Mr. Junaid Ali (the “Executive”), pursuant to which Green Giant shall engage the management services of the Consultant and the Executive to implement its plan to engage in the green energy or carbon free energy sector in the U.S. The Executive will be appointed as Chief Executive Officer of Green Giant and work together with representatives of Green Giant and the board of directors of the Company to develop a viable business plan for Green Giant in the U.S.

Mr. Junaid Ali is the principal owner and Manager of the Consultant. The biographical information of Mr. Ali is set forth below.

Mr. Junaid Ali has served as the the Chief Executive Officer of Eindustrify Services LLC since January 2021, Chief Executive Officer and Founder of Prismecs LLC since January 2019 and the Chief Executive Officer of InvesProp LLC since January 2016. From December 2015 to December 2018, Mr. Ali served as the Project Director of GE Power, owned by General Electric Company (NYSE: GE). Mr. Ali served as the Senior Project Manager at APR Energy Limited from September 2011 to December 2015.

The Agreement sets the annual compensation of the Consultant and the Executive at $360,000, and establishes other terms and conditions governing their services to Green Giant. The Agreement is qualified in its entirety by reference to the complete text of the Agreement, which is filed hereto as Exhibit 10.1.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Management Services Agreement, dated November 7, 2022 by and among Green Giant Ltd., Incrementum Management LLC and Junaid Ali

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2022	Green Giant Inc.

	By:	/s/ Neng Chen
Name: Neng Chen
Title: Chief Executive Officer and Chairman